Exhibit 10.19

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED HEREUNDER AND UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

WARRANT TO PURCHASE COMMON STOCK
OF
BLEACH GROUP, INC.

Warrant No.	Issued on: January 15, 2013
Void after: January 15, 2018

This certifies that Eduardo Cabrera or his registered assigns (the “Warrant Holder”) is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company at any time during the Exercise Period (defined below) and prior to January 15, 2018 (the “Expiration Date”) all, or any portion, of the Warrant Stock (as defined below) as may be purchased at a price per share equal to the Exercise Price (as defined below), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed exercise form in the form attached hereto as Exhibit 1 and simultaneous payment of the full Exercise Price for the shares of Warrant Stock so purchased in lawful money of the United States.  This Warrant is issued in connection with a Note in the principal amount of $32,600 payable by the Company to the Warrant Holder.

The Exercise Price and character of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

1.                                      DEFINITIONS.  The following definitions shall apply for purposes of this Warrant:

1.1                               “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

1.2                               “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.3                               “Company” means Bleach Group, Inc., a Delaware corporation, and includes any corporation or other entity that shall succeed to or assume the obligations of the Company under this Warrant.

1.4                               “Exercise Period” means that period that shall commence on the date hereof and end on the Expiration Date.

1.5                               “Exercise Price” means the lower of (i) $6.00 per share of Common Stock, (ii) 120% of the initial public offering (“IPO”) price or (iii) a valuation of the Company equal to $50 million, subject to adjustment as provided herein.

1.6                               “Obligations” shall have the same meaning as that term is defined in the Credit Agreement.

1.7                               “Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

1.8                               “Warrant” means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

1.9                               “Warrant Holder” means any person who shall at the time be the registered holder of this Warrant.

1.10                        “Warrant Stock” means that number of shares of the Common Stock issuable upon exercise of this Warrant based on the formula 100,000 divided by the Exercise Price  The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term “Warrant Stock” shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

2.                                      EXERCISE.

2.1                               Method of Exercise.  Subject to the terms and conditions of this Warrant, the Warrant Holder may exercise this Warrant at any time or from time to time, in whole or in part, on any business day before the Expiration Date, for that number of shares of vested Warrant Stock set forth herein, by surrendering this Warrant at the principal offices of the Company, with the exercise form attached hereto duly executed by the Warrant Holder, and payment of an amount equal to the product obtained by multiplying (i) the number of shares of Warrant Stock to be purchased by the Warrant Holder by (ii) the Exercise Price as determined in accordance with the terms hereof.

2.2                               Form of Payment.  Payment may be made by:

(a)                                 a check payable to the Company’s order;

(b)                                 wire transfer of funds to the Company,

(c)                                  any combination of the foregoing; or

(d) cashless exercise as follows: the Warrant Holder shall be entitled to receive a certificate for the number of Warrant Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) the per share price of the Company’s Common Stock as determined by the closing price (or closing bid price, if applicable) of the Company’s common stock on the date immediately prior to the date on which Warrant Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) the Exercise Price of this Warrant, as adjusted hereunder; and

(X) the number of Warrant Stock that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

(e) at the written direction of the Warrant Holder, the Company will agree to retain as consideration for the exercise of the Warrant that number of shares (rounded upward to the next highest full share) so being purchased which have an aggregate value equal to the product derived by multiplying (i) the number of shares so being purchased by (ii) the exercise price so specified in the Warrant, such shares to be valued for such purposes at the highest closing price of the Company’s Common Stock in the principal market in which shares trade on the twenty trading days preceding the date on which such Exercise Notice (as defined below) is delivered to the Company.

2.3                               Partial Exercise.  Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Warrant Holder and the Company shall, at the time of delivery of the certificate or certificates of Common Stock, execute and deliver to the Warrant Holder, without charge, a new Warrant of like tenor in which the number of shares of Warrant Stock shall be reduced by the number of shares of Warrant Stock purchased upon such exercise.

2.4                               No Fractional Shares.  No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.  If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Exercise Price.

2.5                               Restrictions on Exercise.  This Warrant may not be exercised if the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations.  As a condition to the exercise of this Warrant, the Warrant Holder shall execute the form of exercise attached hereto as Exhibit 1 (an “Exercise Notice”).

3.                                      ISSUANCE OF STOCK.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.  As soon as practicable on or after such date and, in any event, within five business days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.

4.                                      ADJUSTMENT PROVISIONS.  The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

4.1                               Adjustment for Stock Splits and Stock Dividends.  The Exercise Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be proportionally adjusted to reflect any stock dividend, stock split or reverse stock split, or other similar event affecting the number of outstanding shares of Common Stock (or such other stock or securities).  Each adjustment under this Section 4.1 shall become effective on the close of business on the date such dividend, stock split or reverse stock split, or other similar event becomes effective.

4.2                               Adjustment for Reorganization, Consolidation, Merger.  In case of any recapitalization or reorganization of the Company after the date of this Warrant, or in case, after such date, the Company shall consolidate with, merge into, or enter into a share exchange with, another corporation or entity (the “Successor Entity”) or other similar event, then, and in each such case, the Warrant Holder shall be entitled to receive, at any time on or after the consummation of such recapitalization, reorganization, consolidation, merger, share exchange or other similar event, at the option of the Warrant Holder, either (a) warrants or other securities exercisable or convertible into common stock of the Successor Entity, or (b) in lieu of the securities contemplated by clause (a) hereof, the cash, stock or other securities or property to which the Warrant Holder would have been entitled upon the consummation of such recapitalization, reorganization, consolidation, merger, share exchange or other similar event, if the Warrant Holder had exercised this Warrant immediately prior thereto at the Exercise Price.  The Company covenants and agrees that any Successor Entity in such reorganization, consolidation, merger, share exchange or other similar event (if other than the Company) shall duly execute and deliver to the Warrant Holder a supplement hereto acknowledging such corporation’s obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the cash, shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger, share exchange or other similar event.

4.3                               Adjustment for Dilutive Issuances.  If the Company, at any time after the date of this Warrant, shall issue any shares of Common Stock or securities of the Company convertible into shares of Common Stock at a price per share of Common Stock less than the Exercise Price in effect immediately prior to such issuance, in any case other than an Excluded Issuance (as hereinafter defined) (a “Dilutive Issuance”), then, and in each such case, the Exercise Price shall be reduced to the effective per share price of the Common Stock in connection with such additional issuance of securities.

The following shall be deemed “Excluded Issuances” for the purpose of this Section 4.3:

(a)                                 The Company’s granting of stock options, and/or issuance of Common Stock upon exercise thereof, to directors, officers, employees or consultants of the Company pursuant to any benefit plan approved by the holders of a majority of the shares of Common Stock; and

(b)                                 The issuance of shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (and the shares of Common Stock issuable upon the conversion, exercise or exchange thereof) in connection with any future acquisition, merger or other business combination, purchase of assets or of all or a portion of a business or other strategic relationship entered, by the Company or any of its subsidiaries.

4.4                               Calculations.  All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

4.5                               Notice of Adjustments.  The Company shall promptly give written notice of each adjustment or readjustment of the Exercise Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant.  The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

4.6                               No Change Necessary.  The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares of Warrant Stock issuable upon its exercise.

4.7                               Reservation of Stock.  If at any time the number of authorized but unissued (or treasury shares) of Common Stock or other securities issuable upon exercise of this Warrant shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock or other securities issuable upon exercise of this Warrant as shall be sufficient for such purpose.

5.                                      PIGGYBACK REGISTRATION RIGHTS.  If the Company decides to register any of its shares of Common Stock or securities convertible into or exchangeable for Common Stock under the 1933 Act (a “Registration”) on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan on SEC Form S-8 (or successor form), a registration statement on SEC Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is applicable, the Company shall give written notice to the Warrant Holder of its intention to effect such a Registration.  The Company shall use its commercial best efforts to include all of the Warrant Stock in such Registration.

6.                                      NO RIGHTS OR LIABILITIES AS SHAREHOLDER.  This Warrant does not by itself entitle the Warrant Holder to any voting rights or other rights as a shareholder of the

Company.  In the absence of affirmative action by the Warrant Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Warrant Holder, shall cause the Warrant Holder to be a shareholder of the Company for any purpose.

7.                                      NO IMPAIRMENT.  The Company will not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against wrongful impairment.  Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Warrant Stock upon the exercise of this Warrant.

8.                                      NOTICE REQUIREMENT.  In case (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other rights; or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, in each case, the Company will give notice thereof to the Warrant Holder specifying in such notice , as the case may be, (x) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (y) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for the security or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be given by the Company at least five (5) business days prior to the record date or effective date for the event specified in such notice.

9.                                      ATTORNEYS’ FEES; 144 OPINIONS.  In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including reasonable attorneys’ fees.  Within five (5) business days of the Warrant Holder’s request of a legal opinion that the resale or transfer of the Warrant Stock is exempt from the registration requirements of the Act in accordance with Rule 144 promulgated thereunder, the Company agrees to provide such opinion of counsel to the Warrant Holder, provided that the requirements of Rule 144 have been met.  The Company agrees to bear all costs and expenses associated with any such legal opinions and transfer agents’ fees with respect to the valid resale or removal of restrictive legends of the shares of Warrant Stock.

10.                               TRANSFER.  Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part in any transaction without, in each case, the Company’s prior written consent, which the Company shall not unreasonably withhold.  Notwithstanding the foregoing, this Warrant may be assigned, conveyed or transferred by the Warrant Holder without the prior written consent of the Company to (a) any family member of the Warrant Holder; or (b) any person, firm or corporation that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Warrant Holder.  Any such transfer described hereunder shall not be permitted unless such transfer is made in compliance with all federal and state securities laws and, if requested by the Company, the transferor provides the Company with an opinion of counsel that such transfer is in compliance with federal and state securities laws.  The rights and obligations of the Company and the Warrant Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

11.                               GOVERNING LAW.  This Warrant shall be governed by and construed under the internal laws of the State of Delaware without reference to principles of conflict of laws or choice of laws.

12.                               HEADINGS.  The headings and captions used in this Warrant are used only for convenience and are not to be considered in construing or interpreting this Warrant.  All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

13.                               NOTICES.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day delivery by facsimile transmission or after deposit with an express overnight courier for United States deliveries, with proof of delivery from the courier requested (provided that written or electronic confirmation of receipt is obtained), or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) on the day of proof of receipt, if mailed by registered or certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party pursuant to the Agreement or, in the case of the Company, at 347 Fifth Avenue, Suite 1402, New York, NY 10016, and for the Warrant Holder, 10 School Lane, Scarsdale, NY 10583, or at such other address as any party or the Company may designate by giving ten (10) days’ advance written notice to all other parties.

14.                               AMENDMENT; WAIVER.  This Warrant may be amended and provisions may be waived by the Warrant Holder and the Company as may be mutually agreed upon in writing.

15.                               SEVERABILITY.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

16.                               TERMS BINDING.  By acceptance of this Warrant, the Warrant Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.

17.                               MISCELLANEOUS. In any instance where the word “days” is used herein, unless otherwise indicated, “days” shall mean calendar days, including Saturday, Sunday and holidays.

[SIGNATURE PAGE NEXT]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first above written.

BLEACH GROUP, INC.

	By:	/s/ Mark Byers

	Name:	Mark Byers

	Title:	President

AGREED AND ACKNOWLEDGED:

WARRANT HOLDER

/s/ Eduardo Cabrera
Eduardo Cabrera

EXHIBIT 1

FORM OF EXERCISE
(To be signed only upon exercise of Warrant)

To:  Bleach Group, Inc.

(To be signed only upon exercise of Warrant)

To:  Bleach Group, Inc.

(1)                                 The undersigned Warrant Holder hereby elects to purchase                  shares of Common Stock of Bleach Group, Inc. (the “Warrant Stock”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

(2)                                 The undersigned Warrant Holder elects to convert the Warrant into shares of Warrant Stock by net exercise election pursuant to Section 2.2 of the Warrant.  This conversion is exercised with respect to             shares of Common Stock of Bleach Group, Inc.  covered by the Warrant.

(3)                                 Please issue a certificate or certificates representing such shares of Warrant Stock in the name specified below:

(Name)

(Address)

(City, State, Zip Code)

(Federal Tax Identification Number)

(Date)

In the event that this exercise is for less than the total number of shares of Warrant Stock available for exercise under this Warrant, please also issue a new Warrant for the remaining number of shares of Warrant Stock.

Signature of Warrant Holder

FORM OF ASSIGNMENT

(ENTIRE)

[To be signed only upon transfer of entire Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE WITHIN WARRANT

FOR VALUE RECEIVED                                          hereby sells, assigns and transfers unto                                         all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint                               Attorney to transfer the said Warrant on the books of Bleach Group, Inc., with full power of substitution.

[Type Name of Holder]

By:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

FORM OF ASSIGNMENT
(PARTIAL)

[To be signed only upon partial transfer of Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER
TO TRANSFER THE WITHIN WARRANT

FOR VALUE RECEIVED                                       hereby sells, assigns and transfers unto                                         (i) the rights of the undersigned to purchase                                          shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis.  The undersigned does hereby irrevocably constitute and appoint                                  Attorney to transfer the said Warrant on the books of Bleach Group, Inc., with full power of substitution.

[Type Name of Holder]

By:
Title:

Dated:

NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.